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Prepared by and Return to:                           North Carolina
William C. Matthews, Jr.                             --------------
Womble Carlyle Sandridge  & Rice, PLLC               Wake County
Post Office Box 831                                  Moore County
Raleigh, North Carolina 27602                        Onslow County
                                                     Watauga County
                                                     New Hanover County
                                                     Durham County
                                                     Forsyth County


STATE OF NORTH CAROLINA    )     EXTENSION AGREEMENT; SECOND
                                 MODIFICATION AGREEMENT
VARIOUS COUNTIES           )

         THIS EXTENSION AGREEMENT; SECOND MODIFICATION AGREEMENT (this "Amendment"), made as of the 19th day of December, 2001, by and among WACHOVIA BANK, N.A., a national banking association, as Agent (the "Agent") on behalf of the banks (the "Banks") referred to in the Restated Credit Agreement (hereinafter defined), whose address is 191 Peachtree Street, N.E., Real Estate Finance Group, Atlanta, Georgia, 30303, Attention: Syndicated Services, WINN LIMITED PARTNERSHIP, a North Carolina limited partnership, whose address is c/o Winston Hotels, Inc., 2626 Glenwood Avenue, Suite 200, Raleigh, North Carolina 27608 (referred to hereinafter as the "Partnership" or the "Grantor"), WINSTON HOTELS, INC., a North Carolina corporation (the "Corporation"), having the same address as the Partnership, and NEW SALEM, INC., a North Carolina corporation, Trustee (hereinafter called "Trustee").

                                    RECITALS:

         1. The Agent, the Banks, the Partnership and the Corporation entered into that certain Syndicated Credit Agreement, dated as of January 15, 1999 (the "Original Credit Agreement") providing for a credit facility of up to ONE HUNDRED FORTY MILLION DOLLARS ($140,000,000.00).

                  In connection with the Original Credit Agreement, the Partnership and the Corporation executed those certain promissory notes in favor of the Banks, each dated as of January 15, 1999, subject to the terms and provisions of the Original Credit Agreement and any modification, extensions or replacements thereof (such documents, as the same may have been heretofore amended, being herein collectively referred to as the "Original Notes"), evidencing an aggregate original principal indebtedness of up to ONE HUNDRED FORTY MILLION AND NO/100 DOLLARS ($140,000,000.00). To secure the Original Notes, the Grantor and the Corporation executed and delivered (i) those certain Deeds of Trust, each dated of even date with the Original Notes, and recorded in certain North Carolina counties as more particularly set forth on Exhibit A attached hereto and incorporated herein by reference, and such Deeds of Trust are made a part hereof by this reference as fully as if set out herein verbatim (such documents, as same may have been heretofore amended, being herein referred to as the "Deeds of Trust"), (ii)



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those certain Assignments of Leases, Rents and Profits, each dated of even date with the Original Notes, and recorded in certain North Carolina counties as more particularly set forth on Exhibit B attached hereto and incorporated herein by reference, and such Assignments of Rents are made a part hereof by this reference as fully as if set out herein verbatim (such documents, as the same may have been heretofore amended, being herein referred to as the "Assignments of Rents"), and (iii) various other loan documents executed by the Grantor and the Corporation with respect to the properties encumbered by the Deeds of Trust (collectively, the "Other Loan Documents").

         2. The Agent, the Banks, the Partnership and the Corporation have previously entered into that certain Amended and Restated Syndicated Credit Agreement, dated as of April 1, 2000 (the "Restated Credit Agreement"), pursuant to which certain modifications were made to the Original Credit Agreement.

                  In connection with the Restated Credit Agreement, the Partnership, the Corporation, the Agent and the Trustee executed that certain Amendment to Deeds of Trust, to Assignments of Rents and to Other Loan Documents, dated as of April 1, 2000, and recorded in the County Registries in the Books and Pages described in Exhibit C attached hereto and incorporated herein by reference (the "First Amendment").

         3. Simultaneously herewith at the request of the Grantor and the Corporation, the Banks and the Agent are amending and restating the Restated Credit Agreement by that certain Second Amended and Restated Syndicated Credit Agreement, dated as of December 19, 2001, executed by the Partnership, the Corporation, the banks being parties thereto, and the Agent (such Second Amended and Restated Syndicated Credit Agreement, together with any amendments, modifications, renewals, replacements and extensions thereof, is hereinafter referred to as the "Credit Agreement"). The Credit Agreement, as amended and restated, (i) extends the maturity date of the credit facility evidenced by the Original Notes for three additional years from the date hereof; (ii) decreases the amount available under the credit facility to $125,000,000.00; and (iii) makes certain other modifications described therein.

         4. In connection with the execution of the Credit Agreement, the Partnership and the Corporation have executed those certain amended and restated promissory notes, each made a part hereof by this reference as fully as if set out herein verbatim (such documents, as the same may have been heretofore amended, being herein collectively referred to as the "Notes") evidencing an aggregate original principal indebtedness of up to ONE HUNDRED TWENTY-FIVE MILLION AND NO/100 DOLLARS ($125,000,000.00), the amount of the reduced amended and restated credit facility.

         5. The Agent, as beneficiary under the Deeds of Trust and as assignee under the Assignments of Rents, and the Other Loan Documents, the Grantor and the Corporation mutually desire to modify and amend the provisions of the Deeds of Trust, Assignments of Rents and the Other Loan Documents in the manner hereinafter set out, it being specifically understood that except as herein modified and amended, the terms and provisions of the Deeds of Trust, the


                                       2

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Assignments of Rents and the Other Loan Documents shall remain unchanged and continue in full force and effect as therein written.

                                   AGREEMENT:

         NOW, THEREFORE, the Agent, the Trustee, the Grantor and the Corporation, in consideration of the premises and the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each, do hereby acknowledge that the Grantor has given, granted, bargained, sold and conveyed, and by these presents does hereby give, grant, bargain, sell and convey unto the Trustee, and the Trustee's heirs, successors and assigns, the property encumbered by the Deeds of Trust (the "Premises," as such term is defined in the Deeds of Trust).

         TO HAVE AND TO HOLD the Premises unto the Trustee and the Trustee's heirs, successors and assigns, in fee simple forever, upon the trusts and for the uses and purposes set forth in the Deeds of Trust, as hereby modified and amended.

         Each of the Agent, the Trustee, the Grantor and the Corporation does hereby agree that the Deeds of Trust, the Assignments of Rents and the Other Loan Documents should be and the same hereby are modified and amended as follows:

         1. References to Credit Agreement and Notes in the Loan Documents. (a) Each reference to the "Credit Agreement" or any similar term in each Deed of Trust, each Assignment of Rents and each of the Other Loan Documents shall be deemed to be, and is hereby amended to be, a reference to that certain Second Amended and Restated Syndicated Credit Agreement, dated as of December 19, 2001, by and among Winston Hotels, Inc., WINN Limited Partnership, Wachovia Bank, N.A., as agent and the banks referred to therein and being parties thereto, and any and all amendments, modifications, renewals, replacements and extensions thereof.

                  (b) Each reference to the "Notes" or any similar term in each Deed of Trust, each Assignment of Rents and each of the Other Loan Documents shall be deemed to be, and hereby is amended to be, a reference to the Amended and Restated Promissory Notes, dated as of December 19, 2001, executed by Winston Hotels, Inc. and WINN Limited Partnership in favor of any one or more of the Banks and any and all amendments, modifications, renewals, replacements and extensions thereof.

         2.       Amendments to Deeds of Trust Sections regarding Obligations
                  Secured.

                  (a) The following paragraph inserted by the First Amendment is deleted from the Deeds of Trust:


                                       3

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                  This Deed of Trust is given to secure all present and future obligations of Borrower to the Banks and to the Beneficiary which may be incurred from time to time pursuant to the terms of the Credit Agreement, including but not limited to the obligations evidenced by the Notes, and also to secure any future obligations of the Borrower to the Banks and the Beneficiary under any Master Agreement and also to secure any present or future obligations of the Borrower for Facility Letters of Credit under the Letter of Credit Documents and the Credit Agreement. As provided in the Credit Agreement, the Borrower may pay such future obligations and then reborrow from time to time under the line of credit thereby established up to the Facility Limit (as hereinabove defined), in accordance with the provisions of the Credit Agreement. The period in which future obligations may be incurred and secured by this Deed of Trust is the period between the date hereof and that date which is the earlier of (i) the stated maturity date of the Notes, subject to extensions from time to time as provided in the Credit Agreement, or (ii) fifteen (15) years from the date hereof. The amount of present obligations secured by this Deed of Trust is One Hundred Three Million Eight Hundred Thousand and No/100 Dollars ($103,800,000.00), and the maximum principal amount, including present and future obligations, which may be secured by this Deed of Trust at any one time is the sum of (a) One Hundred Forty Million and No/100 Dollars ($140,000,000.00) plus (b) the obligations of the Borrower under any Master Agreement, the amount of which cannot be determined at the present time but which, for purposes of this Deed of Trust, shall not exceed Two Hundred Eighty Million and No/100 Dollars ($280,000,000.00). Any additional amounts advanced by the Banks or the Beneficiary pursuant to the provisions of this Deed of Trust shall be deemed necessary expenditures for the protection of the security. Neither Borrower nor Grantor need sign any instrument or notation evidencing or stipulating that future advances are secured by this Deed of Trust.

                  (b) In lieu thereof, the following paragraph is substituted:

                  This Deed of Trust is given to secure all present and future obligations of Borrower to the Banks and to the Beneficiary which may be incurred from time to time pursuant to the terms of the Credit Agreement, including but not limited to the obligations evidenced by the Notes, and also to secure any future obligations of the Borrower to the Banks and the Beneficiary under any Master Agreement and also to secure any present or future obligations of the Borrower for Facility Letters of Credit under the Letter of Credit Documents and the Credit Agreement. As provided in the Credit Agreement, the Borrower may pay such future obligations and then reborrow from time to time under the line of credit thereby established up to the Facility Limit (as hereinabove defined), in accordance with the provisions of the Credit Agreement. The period in which future obligations may be incurred and secured by this Deed of Trust is the period between the date hereof and that date which is the earlier of (i) the stated maturity date of the Notes, subject to extensions from time to time as provided in the Credit Agreement, or


                                       4

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                  (ii) fifteen (15) years from the date hereof. The amount of present obligations secured by this Deed of Trust as of December 27, 2001, is One Hundred One Million Seven Hundred Thousand and No/100 Dollars ($101,700,000.00), and the maximum principal amount, including present and future obligations, which may be secured by this Deed of Trust at any one time is the sum of (a) One Hundred Twenty-Five Million and No/100 Dollars ($125,000,000.00) plus (b) the obligations of the Borrower under any Master Agreement, the amount of which cannot be determined at the present time but which, for purposes of this Deed of Trust, shall not exceed Two Hundred Fifty Million and No/100 Dollars ($250,000,000.00). Any additional amounts advanced by the Banks or the Beneficiary pursuant to the provisions of this Deed of Trust shall be deemed necessary expenditures for the protection of the security. Neither Borrower nor Grantor need sign any instrument or notation evidencing or stipulating that future advances are secured by this Deed of Trust.

         3. Miscellaneous. IT IS MUTUALLY AGREED by and between the parties hereto that this Amendment shall become a part of the Deeds of Trust, the Assignments of Rents and the Other Loan Documents by reference and that nothing herein contained shall impair the security now held for said indebtedness, nor shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, the Deeds of Trust, the Assignments of Rents and the Other Loan Documents, except as herein amended, nor affect or impair any rights, powers or remedies under the Credit Agreement, the Notes, Deeds of Trust, the Assignments of Rents and the Other Loan Documents as hereby amended.

         The execution and delivery hereof shall not constitute a novation or modification of the lien, encumbrance or security title of the Deeds of Trust, which Deeds of Trust shall retain their priority as originally filed for record. Grantor and Corporation expressly agree that the Notes are in full force and effect and that Grantor and Corporation have no right to setoff, counterclaim or defense to the payment thereof.

         Any reference to the Deeds of Trust, the Assignments of Rents or the Other Loan Documents contained in any of the documents executed in connection with the Notes, the Credit Agreement or the Deeds of Trust shall hereinafter be deemed to be a reference to such documents amended hereby. In amplification thereof, the Deeds of Trust and the Assignments of Rents, as amended hereby, shall secure the Notes, the Credit Agreement, and the Letter of Credit Documents, and any further modifications, renewals or extensions thereof or replacements thereof.

         The Trustee joins in the execution of this Amendment as evidence of its knowledge of the provisions hereof and its consent to the modifications herein made.

         This Amendment shall be binding upon and inure to the benefit of any assignee or the respective heirs, executors, administrators, successors and assigns of the parties hereto.


                                       5

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         This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute any of such counterparts.

         This Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina without regard to principles of conflict of laws.

                  IN WITNESS WHEREOF, this instrument has been executed by the parties hereto and delivered on the date and year first above written.

                                 WINSTON HOTELS, INC., a North Carolina
                                 corporation


                                 By: /s/ Brent V. West
                                    ------------------------------------------
                                          Vice President


                                 WINN LIMITED PARTNERSHIP, a North Carolina limited partnership

                                 By:  WINSTON HOTELS, INC., a North Carolina
                                      corporation, its general partner


                                      By: /s/ Brent V. West
                                         -------------------------------------
                                          Vice President


                                       6


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                                 WACHOVIA BANK, N.A., as Agent


                                 By: /s/ James W. Sapp
                                    ------------------------------------------
                                 Title: Senior Vice President




                                 NEW SALEM, INC.


                                 By: /s/ James W. Sapp
                                    ------------------------------------------
                                 Title: Vice President


                                       7


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NORTH CAROLINA

WAKE COUNTY

         I, Brenda G. Burns, a Notary Public, certify that Brent West personally came before me this day and acknowledged that he is Vice President of Winston Hotels, Inc., a North Carolina corporation (the "Corporation"), and that he, as Vice President, being authorized to do so, executed the foregoing on behalf of the Corporation and on behalf of WINN Limited Partnership, a North Carolina limited partnership in which the Corporation is a general partner.

         Witness my hand and official seal, this the 19th day of December, 2001.


                                            /s/ Brenda G. Burns
                                            --------------------------------
                                            (Signature of notary public)

(Notary Seal)
My commission expires:  April 8, 2002
                      -------------------------------


NORTH CAROLINA

WAKE COUNTY

         I, Brenda G. Burns, a Notary Public, certify that Brent West personally came before me this day and acknowledged that he is Vice President of Winston Hotels, Inc., a North Carolina corporation, and that he, as Vice President, being authorized to do so, executed the foregoing on behalf of the corporation.

         Witness my hand and official seal, this the 19th day of December, 2001.



                                            /s/ Brenda G. Burns
                                            --------------------------------
                                            (Signature of notary public)

(Notary Seal)
My commission expires:  April 8, 2002
                      ----------------------


                                       8


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NORTH CAROLINA

WAKE COUNTY

         I, Joy Parks, a Notary Public, certify that James W. Sapp personally came before me this day and acknowledged that he/she is Senior Vice President of Wachovia Bank, N.A., and that he/she, as Senior Vice President, being authorized to do so, executed the foregoing on behalf of Wachovia Bank, N.A.

         Witness my hand and official seal, this the 26th day of December, 2001.


                                            /s/ Joy Parks
                                            --------------------------------
                                            (Signature of notary public)

(Notary Seal)
My commission expires:  November 19, 2006
                      ------------------------------


NORTH CAROLINA

WAKE COUNTY

         I, Joy Parks, a Notary Public, certify that James W. Sapp personally came before me this day and acknowledged that he/she is Vice President of New Salem, Inc., a North Carolina corporation, and that he/she, as Vice President, being authorized to do so, executed the foregoing on behalf of the corporation.

         Witness my hand and official seal, this the 26th day of December, 2001.


                                            /s/ Joy Parks
                                            --------------------------------
                                            (Signature of notary public)

(Notary Seal)
My commission expires:   November 19, 2006
                       ------------------------


                                       9


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                                    EXHIBIT A


                                 Deeds of Trust

1. That certain Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement recorded in Book 8235, Page 1465, Wake County Registry.

2. That certain Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement recorded in Book 1466, Page 279, Moore County Registry.

3. That certain Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement recorded in Book 1517, Page 739, Onslow County Registry.

4. That certain Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement recorded in Book 494, Page 117, Watauga County Registry.

5. That certain Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement recorded in Book 2506, Page 573, New Hanover County Registry.

6. That certain Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement recorded in Book 2589, Page 392, Durham County Registry.

7. That certain Deed of Trust, Assignment of Rents, Security Agreement and Financing Statement recorded in Book 2047, Page 1322, Forsyth County Registry.


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                                    EXHIBIT B


                              Assignments Of Leases


1. That certain Assignment of Leases, Rents and Profits recorded in Book 8235, Page 1501, Wake County Registry.

2. That certain Assignment of Leases, Rents and Profits recorded in Book 1466, Page 315, Moore County Registry.

3. That certain Assignment of Leases, Rents and Profits recorded in Book 1517, Page 775, Onslow County Registry.

4. That certain Assignment of Leases, Rents and Profits recorded in Book 494, Page 153, Watauga County Registry.

5. That certain Assignment of Leases, Rents and Profits recorded in Book 2506, Page 609, New Hannover County Registry.

6. That certain Assignment of Leases, Rents and Profits recorded in Book 2589, Page 428, Durham County Registry.

7. That certain Assignment of Leases, Rents and Profits recorded in Book 2047, Page 1358, Forsyth County Registry.




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                                    EXHIBIT C


               Amendments to Deeds of Trust, Assignments of Rent,
                           and to Other Loan Documents


1. That certain Amendment to Deeds of Trust, Assignment of Rents and to Other Loan Documents recorded in Book 8587, Page 312, Wake County Registry.

2. That certain Amendment to Deeds of Trust, Assignment of Rents and to Other Loan Documents recorded in Book 1622, Page 272, Moore County Registry.

3. That certain Amendment to Deeds of Trust, Assignment of Rents and to Other Loan Documents recorded in Book 1627, Page 716, Onslow County Registry.

4. That certain Amendment to Deeds of Trust, Assignment of Rents and to Other Loan Documents recorded in Book 568, Page 476, Watauga County Registry.

5. That certain Amendment to Deeds of Trust, Assignment of Rents and to Other Loan Documents recorded in Book 2749, Page 122, New Hanover County Registry.

6. That certain Amendment to Deeds of Trust, Assignment of Rents and to Other Loan Documents recorded in Book 2917, Page 604, Durham County Registry.

7. That certain Amendment to Deeds of Trust, Assignment of Rents and to Other Loan Documents recorded in Book 2117, Page 550, Forsyth County Registry.